                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ Carolyn H. Byrd
                                                      --------------------------
                                                  Print Name: Carolyn H. Byrd
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ John H. Dasburg
                                                      --------------------------
                                                  Print Name: John H. Dasburg
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ Janet Dolan
                                                      --------------------------
                                                  Print Name: Janet Dolan
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                               By: /s/ Kenneth M. Duberstein
                                                   --------------------------
                                               Print Name: Kenneth M. Duberstein
                                                           ---------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ Lawrence G. Graev
                                                      --------------------------
                                                  Print Name: Lawrence G. Graev
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ Thomas R. Hodgson
                                                      --------------------------
                                                  Print Name: Thomas R. Hodgson
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ William H. Kling
                                                      --------------------------
                                                  Print Name: William H. Kling
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ James A. Lawrence
                                                      --------------------------
                                                  Print Name: James A. Lawrence
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ John A. MacColl
                                                      --------------------------
                                                  Print Name: John A. MacColl
                                                              ------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                By: /s/ Glen D. Nelson, M.D.
                                                    ----------------------------
                                                Print Name: Glen D. Nelson, M.D.
                                                            --------------------

December 10, 2003

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay S. Fishman, Thomas A. Bradley, Bruce A. Backberg and Paul H. McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of The St. Paul issuable pursuant to the Agreement and Plan of Merger, dated as of November 16, 2003, among The St. Paul, Travelers Property Casualty Corp. and Adams Acquisition Corp., a wholly owned subsidiary of The St. Paul (together, the "Registration Statements") under the authority granted by the resolutions adopted by the Board of Directors of The St. Paul on November 16, 2003, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                                  By: /s/ Gordon M. Sprenger
                                                      --------------------------
                                                  Print Name: Gordon M. Sprenger
                                                              ------------------

December 10, 2003